Exhibit 99.2

April 24, 2008 FIRST QUARTER 2008 EARNINGS REVIEW Paul M. Barbas President and C hief Executive Officer John J. Gillen Senior Vice President and C hief Financial Officer

Notice Regarding Forward-Looking Statement

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will" and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL's control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including PJM to which DPL's operating subsidiary has given control of its transmission functions; changes in DPL's purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL's service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL's filings with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Investor Relations Contact

John J. Gillen
Senior Vice President and Chief Financial Officer
(937) 259-7033
john.gillen@dplinc.com

First Quarter 2008 Earnings Review
1

April 24, 2008 FIRST QUARTER 2008 HIGHLIGHTS

3 First Quarter 2008 Earnings Review Emission Allowances $26.5 million gain on sale of emission allowances in 1st Quarter 2008 – Annual NOx allowances = $22 million – SO2 allowances = $4 million SO2 and Annual NOx Allowances – Going forward, we anticipate additional allowances over and above what is needed for operations for both SO2 and Annual NOx – We have the ability to earn early reduction credits in 2008, which could provide approximately 3,000 Annual NOx allowances – Our approach to the sale of allowances: Remain completely hedged Maintain flexibility based on market conditions

4 First Quarter 2008 Earnings Review Killen and Stuart Stations Environmental Capital Investment DPL Share ($ in millions) FGD Capital Remaining Total 100% Through FGD FGD FGD 03/31/2008 Capital* Capital* Capital* Killen $153 $4 $157 $233 Stuart $207 $18 $225 $644 Total $360 $22 $382 $877 All needed materials and supplies are on site Stuart construction is over 90% complete All vendor contracts are in place Fixed bid contracts; and Time & materials with “cost not to exceed” provisions *Estimates

FGD (scrubbers) Update MW Capacity Plant Name (DPL Share) Project Status DPL Operated Projects Killen 402 FGD In-Service Stuart Units 3-4 418 FGD, BDC I n-Service Stuart Units 1-2 418 FGD, BDC Mid- 2008 Partner Operated Projects Miami Fort 8 184 FGD In-Service Miami Fort 7 184 FGD In-Service Conesville 4 129 FGD, SCR April 2009 DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis FGD Phase (Power Magazine 08/07) $/kW Operating In-Service / Planned In Construction In Design $208 $319 $339 $500 DPL Units $279 First Quarter 2008 Earnings Review 5

6 Coal Blending Timeline Killen and Stuart Station Killen ¾ Main testing phase completed in first quarter 2008 ¾ Successfully burned 100% 4 lb. NAPP coals ¾ Continue to blend Illinois Basin coals Testing will continue to improve fuel flexibility and cost Stuart savings ¾ Coal blend testing began March 2008 on Unit 4 ¾ Testing on Units 1 – 3 to begin mid-2008 ¾ 6 to 9 month testing period ¾ Estimate the sulfur content to be in the 2 – 4 lb. range after testing is complete First Quarter 2008 Earnings Review

7 First Quarter 2008 Earnings Review Coal Hedging 58% 100%100% 25% 73% 100% 15% 37% 73% 0% 20% 40% 60% 80% 100% 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-06 Aug-07 Mar-08 Fuel Update Note: “Committed burn” is the amount of coal required to generate electricity for DP&L’s full requirement load and any forward power sales. DP&L anticipates limited spot coal purchases in 2008 to match spot coal generation sales. Estimated average coal cost per ton, all plants 2008E 2009E $47.50 $49.75

8 First Quarter 2008 Earnings Review Plant Performance 84 77 80 82 82 83 50 60 70 80 90 100 Q1 2007 Q1 2008 2008 Est Capacity Factor % *DPL Operated excludes Hutchings and peakers.

Ice Storm Summary • March 2008 winter storm 5th worst in recorded Company history, impacting 60,000 customers • Responded to 800 outages plus 400 miscellaneous service calls in a 72 hour period • Over 50 distribution poles and 3 transmission towers destroyed • Service workforce expanded 250% within 36 hours, adding 70 contractor crews in addition to DP&L personnel • Costs of storm not expected to have material impact on O&M or capital First Quarter 2008 Earnings Review 9

Variable Rate Debt • Refinanced $90 million of variable rate debt on April 4, 2008 using DP&L’s revolving credit line (at 3%) • Notes will be held in custody by the Trustee • Continue to evaluate market conditions First Quarter 2008 Earnings Review 10

Free Cash Flow Opportunities • Need to first fully evaluate impact of new energy • Options under consideration include – Invest in core business – Increase cash dividends – Continue balance sheet restructuring legislation First Quarter 2008 Earnings Review 11

12 First Quarter 2008 Earnings Review Ohio Electric Energy Bill DP&L able to incorporate terms and conditions of its current rate stabilization plan into required filing of electric security plan Allows us to request the incremental recovery or the deferral of costs that are not being recovered under the current rate stabilization plan Earnings test would not apply to DP&L until 2011 Earnings test would consider future committed investment

April 24, 2008 FIRST QUARTER 2008 EARNINGS

Earnings Per Share At March 31, 2008 and 2007 Three Months Ended March 31, Diluted 2008 2007 Earnings f rom Continuing Operations 0.66 $ 0.43 $ Earnings f rom Discontinued Operations -0.04 Total Diluted 0.66 $ 0.47 $ Average Diluted Shares Outstanding 116.4 119.4 (in millions) Three Months Ended March 31, Basic 2008 2007 Earnings f rom Continuing Operations 0.71 $ 0.48 $ Earnings f rom Discontinued Operations -0.04 Total Basic 0.71 $ 0.52 $ Average Basic Shares Outstanding 109.3 107.5 (in millions) First Quarter 2008 Earnings Review 14

15 First Quarter 2008 Earnings Review Key Drivers of First Quarter 2008 Earnings Gain on the sale of emission allowances of $26.5 million; Revenue increase of $36.4 million; O&M cost decrease of $6.9 million; and Interest expense decrease of $2.1 million; offset by Purchased power cost increase of $30.8 million

2008 -2010 Capital Outlook Capital Expenditures ($ in millions) $400 $300 $200 $100 $0 2006 Actual 2007 Actual 2008 Est 2009 Est 2010 Est 2008 – 2010 Projected Total: $510 million Environmental Base First Quarter 2008 Earnings Review 16

2008 Earnings Guidance Revised • 2008 EPS Range from Continuing Operations • Revised guidance for 2008 diluted earnings per share Previous guidance: $1.90 to $2.10 Revised guidance: $2.00 to $2.20 • Based on 118 million diluted shares outstanding • Change in 2008 guidance reflects gains on the sale of environmental emission allowances realized during the first quarter 2008 First Quarter 2008 Earnings Review 17

2009 Earnings Guidance Reaffirmed • 2009 EPS Range from Continuing Operations • $2.10 to $2.40 per diluted share -Based on 120 million diluted shares outstanding First Quarter 2008 Earnings Review 18

April 24, 2008 FIRST QUARTER 2008 EARNINGS REVIEW